Exhibit 10.21

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of October 29, 2019 (the “Amendment Effective Date”), is made among GenMark Diagnostics, Inc., a Delaware corporation (“GenMark”), Clinical Micro Sensors, Inc., a Delaware corporation (“CMS”), and Osmetech Inc., a Delaware corporation (“Osmetech”, and together with GenMark and CMS, individually and collectively, jointly and severally, “Borrower”), Solar Capital Ltd., a Maryland corporation (“Solar”), in its capacity as collateral agent (in such capacity, “Collateral Agent”) and the Lenders listed on Schedule 1.1 of the Loan and Security Agreement (as defined below) or otherwise a party hereto from time to time including Solar in its capacity as a Lender (each a “Lender” and collectively, the “Lenders”).
Borrower, the Lenders and Collateral Agent are parties to a Loan and Security Agreement dated as of February 1, 2019 (as amended, restated or modified from time to time, the “Loan and Security Agreement”). Borrower has requested that the Lenders agree to certain amendments to the Loan and Security Agreement. The Lenders have agreed to such request, subject to the terms and conditions hereof.
Accordingly, the parties hereto agree as follows:
SECTION 1    Definitions; Interpretation.

(a)Terms Defined in Loan and Security Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan and Security Agreement.

(b)Interpretation. The rules of interpretation set forth in Section 1.1 of the Loan and Security Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2    Amendments to the Loan and Security Agreement.

(a)Effective as of the Amendment Effective Date, the Loan and Security Agreement shall be amended by amending and restating the definition of “Second Draw Period” as follows:

“Second Draw Period” is the period (i) commencing on the date Borrower provides evidence to Collateral Agent satisfactory to Collateral Agent in its reasonable discretion that Borrower has achieved product revenues (as determined under GAAP) of greater than or equal to $[***] for the period of June 1, 2019 through November 30, 2019 and (ii) ending on December 20, 2019.
(b)References Within Loan and Security Agreement. Each reference in the Loan and Security Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment.

SECTION 3    Conditions of Effectiveness. The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

(a)Fees and Expenses. Borrower shall have paid (i) all invoiced costs and expenses then due in accordance with Section 5(d), and (ii) all other fees, costs and expenses, if any, due and payable as of the Amendment Effective Date under the Loan and Security Agreement.

(b)This Amendment. Collateral Agent shall have received this Amendment, executed by Collateral Agent, the Lenders and Borrower.

Certain identified information has been omitted from this document because it is both not material and would be competitively harmful if publicly disclosed, and has been marked with "[***]" to indicate where omissions have been made.

(c)Representations and Warranties; No Default. On the Amendment Effective Date, after giving effect to the amendment of the Loan and Security Agreement contemplated hereby:

(i)The representations and warranties contained in Section 4 shall be true and correct on and as of the Amendment Effective Date as though made on and as of such date; and

(ii)There exist no Events of Default or events that with the passage of time would result in an Event of Default.

SECTION 4    Representations and Warranties. To induce the Lenders to enter into this Amendment, Borrower hereby confirms, as of the date hereof, (a) that the representations and warranties made by it in Section 5 of the Loan and Security Agreement and in the other Loan Documents are true and correct in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof, provided, further, that to the extent such representations and warranties by their terms expressly relate only to a prior date such representations and warranties shall be true and correct as of such prior date; (b) that there has not been and there does not exist a Material Adverse Change; (c) that, other than as updated by Exhibit A attached hereto, the information included in the Perfection Certificate delivered to Collateral Agent on the Effective Date remains true and correct; (d) Lender has and shall continue to have valid, enforceable and perfected first-priority liens, subject only to Permitted Liens, on and security interests in the Collateral and all other collateral heretofore granted by Borrower to Lender, pursuant to the Loan Documents or otherwise granted to or held by Lender; (e) the agreements and obligations of Borrower contained in the Loan Documents and in this Amendment constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by the application of general principles of equity; and (f) the execution, delivery and performance of this Amendment by Borrower will not violate any law, rule, regulation, order, contractual obligation or organizational document of Borrower and will not result in, or require, the creation or imposition of any lien, claim or encumbrance of any kind on any of its properties or revenues. For the purposes of this Section 4, each reference in Section 5 of the Loan and Security Agreement to “this Agreement,” and the words “hereof,” “herein,” “hereunder,” or words of like import in such Section, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment.

SECTION 5    Miscellaneous.

(a)Loan Documents Otherwise Not Affected; Reaffirmation; No Novation.

(i)Except as expressly amended pursuant hereto or referenced herein, the Loan and Security Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. The Lenders’ and Collateral Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.

(ii)Borrower hereby expressly (1) reaffirms, ratifies and confirms its Obligations under the Loan Agreement and the other Loan Documents, (2) reaffirms, ratifies and confirms the grant of security under Section 4.1 of the Loan and Security Agreement, (3) reaffirms that such grant of security in the Collateral secures all Obligations under the Loan and Security Agreement, and with effect from (and including) the Amendment Effective Date, such grant of security in the Collateral: (x) remains in full force and effect notwithstanding the amendments expressly referenced herein; and (y) secures all Obligations under the Loan and Security Agreement, as amended by this Amendment, and the other Loan Documents, (4) agrees that this Amendment shall be a “Loan Document” under the Loan Agreement and (5) agrees that the Loan Agreement and each other Loan Document shall remain in full force and effect following any action contemplated in connection herewith.

(iii)This Amendment is not a novation and the terms and conditions of this Amendment shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents. Nothing in this Amendment is intended, or shall be construed, to constitute an accord and satisfaction of Borrower’s Obligations under or in connection with the Loan and Security Agreement and any other Loan Document or to modify, affect or impair the perfection or continuity of Collateral Agent’s security interest in, (on behalf of itself and the Lenders) security titles to or other liens on any Collateral for the Obligations.

(b)Conditions. For purposes of determining compliance with the conditions specified in Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Collateral Agent shall have received notice from such Lender prior to the Amendment Effective Date specifying its objection thereto.

(c)No Reliance. Borrower hereby acknowledges and confirms to Collateral Agent and the Lenders that Borrower is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

(d)Costs and Expenses. Borrower agrees to pay to Collateral Agent within ten (10) days of its receipt of an invoice (or on the Amendment Effective Date to the extent invoiced on or prior to the Amendment Effective Date), the reasonable, documented out-of-pocket costs and expenses of Collateral Agent and the Lenders party hereto, and the reasonable, documented fees and disbursements of counsel to Collateral Agent and the Lenders party hereto, in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith on the Amendment Effective Date or after such date.

(e)Binding Effect. This Amendment binds and is for the benefit of the successors and permitted assigns of each party.

(f)Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES that would result in the application of any laws other than the laws OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE COLLATERAL.

(g)Complete Agreement; Amendments. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

(h)Severability of Provisions. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.

(i)Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.

(j)Loan Documents. This Amendment and the documents related thereto shall constitute Loan Documents.

[Balance of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.
BORROWER:

GENMARK DIAGNOSTICS, INC.,
as Borrower

By:    /s/ Johnny Ek
Name: Johnny Ek
Title: CFO

CLINICAL MICRO SENSORS, INC.,
as Borrower

By:    /s/ Johnny Ek
Name: Johnny Ek
Title: CFO

OSMETECH INC.,
as Borrower

By:    /s/ Johnny Ek
Name: Johnny Ek
Title: CFO

COLLATERAL AGENT AND LENDERS:

SOLAR CAPITAL LTD.,
as Collateral Agent and a Lender

By: /s/ Anthony J. Storino
Name: Anthony J. Storino
Title: Authorized Signatory

SUNS SPV LLC,
as a Lender

By: /s/ Anthony J. Storino
Name: Anthony J. Storino
Title: Authorized Signatory

SCP PRIVATE CREDIT INCOME FUND SPV LLC,
as a Lender

By: /s/ Anthony J. Storino
Name: Anthony J. Storino
Title: Authorized Signatory

Exhibit A

Updates to Perfection Certificate

[Intentionally Omitted]